  [LOGO]

 SMALL CAP FUND

 ANNUAL REPORT
 1995

                            RCM SMALL CAP FUND
             MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The value of an investment in the RCM Small Cap Fund (the "Fund") appreciated by 34.08% over the 12 months ended December 31, 1995. The Fund finished the year 564 basis points ahead of its primary benchmark, the Russell 2000 Index, which registered a return of 28.44% for the year. However the Fund's primary emphasis, small capitalization growth stocks, disadvantaged the Fund in comparison to broader market benchmarks such as the S&P 500 Composite Index, which returned 37.59% in 1995.

U.S. stocks and bonds rallied strongly in the first half of 1995 after performing poorly in 1994. Investors appeared to have abandoned their fears that the Federal Reserve Board would tighten monetary policy and embraced the "soft landing" economic scenario. Returns on equities of all capitalization ranges benefited from declining interest rates. RCM Capital Management, a California Limited Partnership ("RCM"), the Fund's investment manager, believes that weakness in the U.S. dollar and increasing evidence of economic strength in Europe were among the factors which led to the relative outperformance of large capitalization equities versus small cap stocks, particularly in the first quarter of 1995. At mid-year, the Russell 2000 benchmark was up "only" 14.42%, compared to the S&P 500 return of 20.19%. The Fund trailed its primary benchmark by 155 basis points through the first six months of the year. Contributing factors included the Fund's underweighting in the strong interest sensitive sectors of the market and an overweighting in health care services stocks, which were disastrous performers in the first half of the year.

The stock market continued its impressive advance through the third quarter.
The summer months of 1995 were characterized by powerful rallies in small capitalization universes, which were fueled by strong cash flows into mutual funds, an upward move in the U.S. dollar and positive earnings reports. The technology sector continued to lead the market (though it showed signs of topping by the end of the third quarter) and the health care services group rebounded from a weak performance in the second quarter. The Fund outperformed the Russell 2000 Index in each month of the third quarter, more than making up for the shortfall versus this benchmark in the first half of the year. Returns were also ahead of the Russell 2000 in the fourth quarter, resulting in performance for the second half of 1995 being 654 basis points above the primary benchmark.

Looking at the year as a whole, the Fund's strategy on industry weightings was a positive factor in performance relative to the Russell 2000. A modest overweighting in the strong drugs and hospital supplies group and a more significant overweighting in the technology sector both added to performance. The Fund finished 1995 with approximately 22% of its total investments invested in technology-related issues (versus the benchmark weighting of approximately 16%). The Fund held meaningful positions in strong subgroups within technology, including networking, components and technology services. Despite overweighting the electronics/new technology sector, the Fund was not heavily exposed to the commodity semiconductor and semiconductor equipment stocks. While this lack of exposure hurt the Fund's performance in the first half of 1995, it enhanced relative returns late in the year when these stocks came under extreme selling pressure. Automotive related stocks and raw/basic materials were lagging industry groups underweighted by the Fund in

(Continued)

1995, thereby adding to performance. On the negative side, the Fund's overweighting in transportation services hurt relative performance. Holdings in the regional trucking group came under pressure due to intensified competition and a weak pricing environment, and exposure to this industry was reduced significantly in the second half of 1995. The Fund's underweighting in the interest sensitive and financial industry groups (5% versus 23%, excluding utilities, in the Russell 2000 Index at the end of 1995) was also a negative factor in relative performance from an industry strategy perspective. These groups were strong performers during 1995 as interest rates declined. However, due to the growth stock orientation of RCM, it is typical for the Fund to have only modest exposure in the interest sensitive sector. Although the Fund's average cash position of about 7% for the year was within its "normal" range, cash was a negative contributor to relative performance given the rising market environment.

Stock picking by RCM added significantly to the Fund's performance in 1995. Overall, this was a much more important contributor to relative performance than was the Fund's strategy on industry weightings, and stock selection was strongly positive in several industries. Health care services stocks were very weak in the first half of 1995, as investors' concerns about pricing and reimbursement issues caused HMO and nursing home stocks in particular to come under severe pressure. This group rebounded strongly in the second half of the year, with health care services stocks held by the Fund (including Physician Reliance Network, Renal Treatment Centers and Maxicare Health Plans) up an average of 39% compared to an average gain of 19% for health care services stocks in the Russell 2000 Index. The Fund's holdings in the drugs and hospital supplies group gained 90% compared to an average return of 64% for the benchmark stocks in this very strong sector. Idexx Labs, Lunar Corp and Autoimmune were significant holdings and were among the Fund's outstanding performers in this group. The Fund also experience positive stock selection in the business services group (up 52% versus 33% for the Russell 2000 business services stocks), with contributions from such issues as Wallace Computer Services, Robert Half International, and Comverse Technology. Meaningful contributions from positive stock selection were also achieved in the retail, computer, food, and general finance groups. On the negative side, stock selection in the transportation services area hurt relative performance. The Fund's holdings (including Old Dominion Freight, American Freightways and TNT Freightways) declined 2% compared to a gain of 15% for the stocks in the benchmark group. The industrial equipment, beverage/tobacco and energy groups also registered modest negative impacts from adverse stock selection.

Although small cap equities underperformed large cap equities in 1995, it was an extraordinary year in terms of absolute returns for investors in U.S. stocks across all capitalization ranges. Like many market observers, RCM believes that similar gains are unlikely in the current year. Going into 1996, signs of slowing economic growth are abundant, and earnings expectations are undergoing downward revisions in some industries. However, RCM believes that a slow growth macroeconomic environment is likely to favor the growth style of investing, particularly if Federal Reserve policy is oriented toward lowering interest rates. Within this context , RCM believes that small capitalization growth stocks are favorably positioned, given the higher relative earnings growth rates of small-sized companies.

RCM Small Cap Fund
Performance Summary
________________________________________________________________________________




                                     [GRAPH]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



The chart above shows the performance of the RCM Small Cap Fund since the Fund's inception versus the Russell 2000 Index. The chart represents a cumulative return of 74.96%+ for the Fund. The average annual total return from the Fund's inception was 15.01%*+. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Average Annual Total Returns+
December 31, 1995


1 Year          Life of
                Fund*
34.08%          15.01%

+  RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS
   DISTRIBUTIONS AT NET ASSET VALUE.
*  THE FUND BEGAN OPERATIONS ON JANUARY 4, 1992.

The data above represent past performance of the Fund, and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                             REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of RCM Capital Funds, Inc:

We have audited the accompanying statement of assets and liabilities of RCM Small Cap Fund (the "Fund"), including the statement of investments in securities and net assets as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Small Cap Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
February 9, 1996

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995


                                                          % OF
 SHARES                EQUITY INVESTMENTS               NET ASSETS      MARKET VALUE
---------    ----------------------------------------   -----------     -------------

CONSUMER DURABLES SECTOR                                 2.27%
              AUTOMOTIVE RELATED                         0.00%

  1,100       Special Devices Inc. *                                     $   14,300

              OTHER CONSUMER DURABLES                    2.27%

211,500       AptarGroup Inc.                                              7,904,813
150,000       Lifetime Hoan Corp. *                                        1,387,500
                                                                         -----------
                                                                           9,292,313
                                                                         -----------

CONSUMER NON-DURABLES SECTOR                            14.19%

              FOOD AND FOOD PROCESSING                   1.07%

 28,000       Dekalb Genetics Corp. Class B                                1,263,500
 93,500       Dreyers Grand Ice Cream Inc.                                 3,108,875
                                                                         -----------
                                                                           4,372,375
                                                                         -----------

              GENERAL RETAIL                             5.61%

262,000       Big B Inc.                                                   2,620,000
 82,300       Global DirectMail Corp. *                                    2,263,250
148,800       Movie Gallery Inc. *                                         4,538,400
187,500       Orchard Supply Hardware Corp. *                              3,867,188
282,600       Proffitts Inc. *                                             7,418,250
104,000       Quality Food Centers Inc.                                    2,288,000
                                                                         -----------
                                                                          22,995,088
                                                                         -----------

              HOUSEHOLD/RELATED NON-DURABLES             2.76%

276,200       Armor All Products Corp.                                     5,006,125
158,200       Guest Supply Inc. *                                          3,579,275
107,500       Sola International Inc. *                                    2,714,375
                                                                         -----------
                                                                          11,299,775
                                                                         -----------



* Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995



                                                          % OF
 SHARES                EQUITY INVESTMENTS               NET ASSETS      MARKET VALUE
---------    ----------------------------------------   -----------     -------------

              LEISURE TIME PRODUCTS/SERVICES             4.75%

205,200       Apple South Inc.                                           $ 4,411,800
199,000       Bristol Hotel Co. *                                          4,850,625
292,000       Doubletree Corp. *                                           7,665,000
370,000       Uno Restaurant Corp. *                                       2,543,750
                                                                         -----------
                                                                          19,471,175
                                                                         -----------

CYCLICAL/CAPITAL GOODS SECTOR                           12.00%

              BUILDING AND CONSTRUCTION                  3.08%

275,000       Michael Baker Corp.  *                                       1,375,000
262,800       Jacobs Engineering Group Inc. *                              6,570,000
188,300       NCI Building Systems Inc. *                                  4,660,425
                                                                         -----------
                                                                          12,605,425
                                                                         -----------

              INDUSTRIAL EQUIPMENT                       3.25%

 50,000       ABC Rail Products Corp.  *                                   1,106,250
 74,000       Applied Power Inc. Class A                                   2,220,000
273,400       Duriron Co. Inc.                                             6,390,725
179,000       Furon Co.                                                    3,580,000
                                                                         -----------
                                                                          13,296,975
                                                                         -----------

              RAW AND BASIC MATERIALS                    0.91%
150,000       Commercial Metals Co.                                        3,712,500

              TRANSPORTATION SERVICES                    4.76%

332,300       Expeditors International of Washington Inc.                  8,681,338
120,000       Harper Group Inc.                                            2,130,000
115,469       Heartland Express Inc. *                                     2,280,513
202,000       Mark VII Inc. *                                              3,131,000
 30,000       Midwest Express Holdings Inc. *                                832,500
 49,000       Railtex Inc. *                                               1,029,000
 70,000       TNT Freightways Corp.                                        1,408,750
                                                                         -----------
                                                                          19,493,101
                                                                         -----------

* Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995



                                                          % OF
 SHARES                EQUITY INVESTMENTS               NET ASSETS      MARKET VALUE
---------    ----------------------------------------   -----------     -------------

ENERGY SECTOR                                            2.43%

             OIL AND RELATED SERVICES                    2.43%

 82,000       BJ Services Co. *                                          $ 2,378,000
 45,000       Devon Energy Corp.                                           1,147,500
360,000       Forcenergy Gas Exploration Inc. *                            3,960,000
107,000       Nowsco Well Service Ltd.                                     1,337,500
 50,000       Nuevo Energy Co. *                                           1,118,750
                                                                         -----------
                                                                           9,941,750
                                                                         -----------

HEALTHCARE SECTOR                                       27.59%

              DRUGS & HOSPITAL SERVICES                 11.17%

 70,000       Allergan Ligand Retinoid Theraputics Units *                 1,242,500
 53,100       Anesta Corp. *                                                 491,175
 33,000       Athena Neurosciences Inc. *                                    404,250
144,500       Autoimmune Inc. *                                            1,625,625
 62,250       Cyberonics Inc. *                                              295,688
 59,000       Cytotherapeutics Inc.  *                                     1,010,375
308,900       Gelman Sciences Inc. *                                       7,799,725
 57,300       ImmuLogic Pharmaceutical Corp. *                             1,103,025
 75,000       Invacare Corp.                                               1,893,750
349,950       LUNAR Corp. *                                                9,623,625
 48,250       Magainin Pharmaceuticals Inc. *                                633,281
205,000       Metra Biosystems Inc. *                                      3,536,250
 80,300       Penederm Inc. *                                                913,413
377,000       Physio-Control International *                               6,738,875
 50,000       Respironics Inc. *                                           1,050,000
 96,000       SangStat Medical Corp. *                                       996,000
119,700       Sepracor Inc. *                                              2,199,488
 85,000       Sofamor/Danek Group Inc. *                                   2,411,875
 42,700       Thermolase Corp. *                                           1,104,863
  6,000       Thermedics Inc. *                                              166,500
 42,200       Vical Inc.  *                                                  511,675
                                                                         -----------
                                                                          45,751,958
                                                                         -----------


* Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995


                                                          % OF
 SHARES                EQUITY INVESTMENTS               NET ASSETS      MARKET VALUE
---------    ----------------------------------------   -----------     -------------

              HEALTH CARE SERVICES                      16.42%

190,600       American Medical Response Inc. *                           $ 6,194,500
  2,500       American Oncology Resources Inc. *                             121,563
 40,000       Amerisource Health Corp. *                                   1,320,000
201,000       Arbor Health Care Co. *                                      3,517,500
140,000       Cima Labs Inc. *                                               840,000
231,000       Community Health Systems Inc. *                              8,229,375
178,300       Curative Technologies Inc.  *                                2,540,775
 77,500       Genesis Health Ventures Inc. *                               2,828,750
456,000       Maxicare Health Plans Inc. *                                12,255,000
159,600       Multicare Cos. Inc. *                                        3,830,400
 61,000       Orthodontic Centers of America Inc. *                        2,943,250
 47,500       Physician Reliance Network Inc. *                            1,888,125
 76,000       Renal Treatment Centers Inc. *                               3,344,000
125,200       Rural/Metro Corp. *                                          2,832,650
 95,000       Sterling House Corp. *                                         914,375
252,000       Summit Care Corp. *                                          5,764,500
 89,000       Veterinary Centers of America *                              1,501,875
253,500       Vivra Inc. *                                                 6,369,188
                                                                         -----------
                                                                          67,235,826
                                                                         -----------

INTEREST SENSITIVE SECTOR                                5.65%

              BANKING                                    3.56%

158,500       Community First Bankshares                                   3,605,875
120,700       Silicon Valley Bancshares *                                  2,896,800
100,500       Texas Regional Bancshares Inc.                               1,683,375
132,800       ValliCorp Holdings Inc.                                      1,842,600
 68,000       WestAmerica Bancorporation                                   2,941,000
 20,000       Zions Bancorp                                                1,605,000
                                                                         -----------
                                                                          14,574,650
                                                                         -----------

* Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995



                                                          % OF
 SHARES                EQUITY INVESTMENTS               NET ASSETS      MARKET VALUE
---------    ----------------------------------------   -----------     -------------


GENERAL FINANCE                                          0.81%

 60,000       California Federal Bank *                                      945,000
  5,000       Charter One Financial Inc.                                     153,125
 40,000       First Financial Corp.                                          920,000
 58,000       Oxford Resources Corp. *                                     1,305,000
                                                                         -----------
                                                                           3,323,125
                                                                         -----------

              INSURANCE                                  1.28%

148,000       American Travellers Corp. *                                  4,162,500
 22,000       CMAC Investment Corp.                                          968,000
  2,000       Trenwick Group Inc.                                            112,500
                                                                         -----------
                                                                           5,243,000
                                                                         -----------

SERVICES/MEDIA SECTOR                                   10.38%

              BUSINESS AND FOOD SERVICES                 6.03%

131,000       Franklin Quest Co. *                                         2,554,500
250,200       G & K Services Inc. Class A                                  6,380,100
104,300       Healthcare Services Group Inc. *                               977,813
 30,000       Interim Services Inc. *                                      1,042,500
339,000       Personnel Group of America, Inc. *                           4,957,875
122,700       Renaissance Solutions Inc. *                                 1,748,475
 21,500       Robert Half International Inc. *                               900,313
 55,000       SITEL Corp. *                                                1,684,375
  5,000       Tetra Tech Inc. *                                              113,750
 45,500       United Waste Systems Inc. *                                  1,694,875
110,000       Unitog Co.                                                   2,653,750
                                                                         -----------
                                                                          24,708,326
                                                                         -----------

              COMMUNICATION SERVICES                     2.19%

 86,500       American Mobile Satellite Corp. *                            2,649,063
 61,900       Arch Communications Group Inc. *                             1,485,600
103,000       CommNet Cellular Inc. *                                      2,974,125
102,400       Midcom Communications Inc. *                                 1,868,800
                                                                         -----------
                                                                           8,977,588
                                                                         -----------

* Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995


                                                                      % OF
  SHARES                 EQUITY INVESTMENTS                        NET ASSETS      MARKET VALUE
----------    ----------------------------------------             -----------     -------------

              MEDIA SERVICES                                          2.16%

    40,000    Emmis Broadcasting Corp. Class A *                                   $  1,240,000
   133,000    Heritage Media Corp. Class A  *                                         3,408,125
    81,000    Central European Media Entertainment Ltd. Class A  *                    1,660,500
   204,000    Comcast UK Cable Partners Ltd. *                                        2,550,000
                                                                                   ------------
                                                                                      8,858,625
                                                                                   ------------

TECHNOLOGY SECTOR                                                    23.24%

              COMPUTERS AND OFFICE EQUIPMENT                          3.29%

    75,000    Comverse Technology Inc. *                                              1,500,000
   243,000    Micros Systems Inc. *                                                  11,967,750
                                                                                   ------------
                                                                                     13,467,750
                                                                                   ------------

              ELECTRONICS AND NEW TECHNOLOGY                         13.44%

   126,500    Allen Group Inc.                                                        2,830,438
   119,900    Altron Inc. *                                                           3,597,000
   408,000    Black Box Corp.  *                                                      6,681,000
   935,000    Computer Products Inc.  *                                              10,752,500
   212,100    Continental Circuits Corp. *                                            3,446,625
   147,000    Information Storage Devices Inc. *                                      1,635,375
   130,500    Kent Electronics Corp.  *                                               7,617,938
    27,000    Lattice Semiconductor Corp. *                                             880,875
   180,500    Methode Electronics Inc. Class A                                        2,572,125
   261,800    MICOM Communications Corp. *                                            1,996,225
   210,000    Network Equipment Technologies Inc.  *                                  5,748,750
   121,500    Network General Corp.  *                                                4,055,063
    62,500    Sanmina Corp.  *                                                        3,242,188
                                                                                   ------------
                                                                                     55,056,102
                                                                                   ------------

               TECHNOLOGY SERVICES                                    6.51%

   155,000     American Management Systems Inc.  *                                    4,650,000
    68,000     Aspen Technology Inc.  *                                               2,295,000
   209,000     BISYS Group Inc.  *                                                    6,426,750
   115,000     Brock Control Systems Inc.  *                                          1,236,250



*Non-income producing
The accompanying notes are an integral part of the financial statements.

                                RCM SMALL CAP FUND
                      INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995


                                                                      % OF
  SHARES                 EQUITY INVESTMENTS                        NET ASSETS      MARKET VALUE
----------     ----------------------------------------            -----------     -------------
               TECHNOLOGY SERVICES (CONTINUED)

    20,500     CBT Group PLC Sponsored ADR *                                       $  1,086,500
    65,000     FileNet Corp.  *                                                       3,055,000
    55,000     PMT Services Inc.  *                                                   1,663,750
    23,000     Security Dynamics Technologies Inc. *                                  1,253,500
   289,500     Unison Software Inc. *                                                 4,993,867
                                                                                   ------------
                                                                                     26,660,617
                                                                                   ------------

 TOTAL EQUITY INVESTMENTS
 (COST $315,915,782)                                                 97.75%         400,352,344
                                                                                   ------------

               SHORT-TERM INVESTMENTS

               MONEY MARKET FUNDS                                     0.86%

 3,518,911     Seven Seas Series U.S. Government Money Market Fund                    3,518,911

 PRINCIPAL     COMMERCIAL PAPER                                       1.22%
-----------

 $5,000,000    Ford Motor Credit Co.
               5.75% maturing 1/12/96                                                 4,991,215
                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
(COST $8,510,126)                                                     2.08%           8,510,126
                                                                                   ------------

TOTAL INVESTMENTS (COST $324,425,908) (a)                            99.83%         408,862,470

          OTHER ASSETS LESS LIABILITIES                               0.17%             704,199
                                                                                   ------------

          NET ASSETS                                                100.00%        $409,566,669
                                                                                   ------------
                                                                                   ------------

---------------
(a) For Federal income tax purposes, cost is $325,628,826 and unrealized appreciation (depreciation) of equity securities is as follows:

          Unrealized appreciation                     $ 95,184,048
          Unrealized depreciation                      (11,950,404)
                                                      ------------
          Net unrealized appreciation                 $ 83,233,644
                                                      ------------
                                                      ------------


*Non-income producing
The accompanying notes are an integral part of the financial statements.

                           RCM SMALL CAP FUND
                   STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31 1995



ASSETS:

  Investments in securities, at value (cost $324,425,908) (Note 1) $408,862,470
  Receivable for securities sold                                      3,854,179
  Dividends receivable                                                  120,821
  Receivable for Fund shares sold                                         9,150
                                                                   ------------
     Total Assets                                                   412,846,620
                                                                   ------------
LIABILITIES:
  Payable for securities purchased                                    1,998,128
  Payable for investment management fees (Note 5)                     1,239,206
  Payable for Fund shares repurchased                                    27,000
  Payable for custodian fees                                             15,617
                                                                   ------------
     Total Liabilities                                                3,279,951
                                                                   ------------
NET ASSETS                                                         $409,566,669
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE
  ($409,566,669 DIVIDED BY 3,006,802 shares outstanding)           $     136.21
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
  Paid in capital                                                  $305,471,776
  Accumulated net realized gain on investments                       19,658,331
  Net unrealized appreciation of investments                         84,436,562
                                                                   ------------

NET ASSETS                                                         $409,566,669
                                                                   ------------
                                                                   ------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             RCM SMALL CAP FUND
                          STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
     Income:
        Dividends (net of foreign withholding tax of $9,813)     $  2,038,870
        Interest                                                    1,423,067
                                                                 ------------
               Total income                                         3,461,937
                                                                 ------------
     Expenses:
        Investment management fees (Note 5)                         4,385,825
        Custodian fees                                                 54,299
        Miscellaneous expenses                                            800
                                                                 ------------
               Total expenses                                       4,440,924
                                                                 ------------
                    Net investment loss                              (978,987)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain on investments                              63,212,427

     Net unrealized appreciation of investments                    66,594,922
                                                                 ------------
               Net realized and unrealized gain on investments    129,807,349
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $128,828,362
                                                                 ------------
                                                                 ------------


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              RCM SMALL CAP FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                      1995          1994
                                                  ------------   -------------
OPERATIONS:
  Net investment loss                             $   (978,987)   $ (1,803,412)
  Net realized gain on investments                  63,212,427      35,770,272
  Net unrealized appreciation (depreciation)
   on investments                                   66,594,922     (51,956,607)
                                                  ------------    -------------
 Net increase (decrease) in net assets
   resulting from operations                       128,828,362     (17,989,747)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments (Note 2)        (47,579,854)    (30,873,545)

NET DECREASE FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 3)                              (87,329,307)    (195,537,932)
                                                   ------------    -------------
NET DECREASE IN NET ASSETS                           (6,080,799)    (244,401,224)

NET ASSETS:
  Beginning of year                                415,647,468      660,048,692
                                                  ------------     ------------
  End of year                                     $409,566,669     $415,647,468
                                                  ------------     ------------
                                                  ------------     ------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           RCM SMALL CAP FUND
                          FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding for the four years ended December 31, 1995 are as follows:


                                                         Year Ended December 31
                                                  ---------------------------------------
                                                   1995       1994       1993      1992
                                                  -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE:

     Net asset value, beginning of year          $ 113.01    $ 124.94  $ 121.82   $ 100.00
                                                  -------     -------   -------    -------
     Net investment income (loss)                   (0.44)      (0.51)    (0.01)      0.31
     Net realized and unrealized gain (loss)
       on investments                               38.49       (2.43)    10.90      21.82
                                                  -------     -------   -------    -------
     Net increase (decrease) in net asset value
       resulting from investment operations         38.05       (2.94)    10.89      22.13
                                                  -------     -------   -------    -------
     Distributions:
       Net investment income                        (0.00)      (0.00)    (0.00)     (0.31)
       Net realized gain on investments            (14.85)      (8.99)    (7.77)     (0.00)
                                                  -------     -------   -------    -------
            Total distributions                    (14.85)      (8.99)    (7.77)     (0.31)
                                                  -------     -------   -------    -------

NET ASSET VALUE, END OF YEAR                     $ 136.21    $ 113.01  $ 124.94   $ 121.82
                                                  -------     -------   -------    -------
                                                  -------     -------   -------    -------
TOTAL RETURN *                                      34.08%      (2.16%)    9.20%     22.14%
                                                  -------     -------   -------    -------
                                                  -------     -------   -------    -------

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)               $409,567    $415,647  $660,049   $457,994
                                                 --------    --------  --------   --------
                                                 --------    --------  --------   --------
Ratio of expenses to average net assets               1.0%        1.1%      0.9%       0.7%
                                                 --------    --------  --------   --------
                                                 --------    --------  --------   --------
Ratio of net investment income (loss) to
     average net assets                              (0.2%)      (0.3%)     0.0%       0.4%
                                                 --------    --------  --------   --------
                                                 --------    --------  --------   --------
Portfolio turnover                                   83.9%      117.7%     80.0%      72.0%
                                                 --------    --------  --------   --------
                                                 --------    --------  --------   --------

--------------------
* Total return measures the change in value of an investment over the period indicated.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               RCM SMALL CAP FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1.   SIGNIFICANT ACCOUNTING POLICIES

     RCM Small Cap Fund (the "Fund") is a diversified series of RCM Capital Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities.

     A.  SECURITIES VALUATIONS:

     Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

     Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     B.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily.

     C.  FEDERAL INCOME TAXES:

     It is the policy of the Fund to comply with the requirements for qualifications as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

                                RCM SMALL CAP FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D.  DISTRIBUTIONS:

     Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2.   DISTRIBUTIONS

     On December 14, 1995 a distribution of $14.85 per share, aggregating $47,579,854 was paid from investment operations. This per share amount consisted of $7.62 short-term capital gains and $7.23 long-term capital gains. The dividend was recorded on December 14, 1995 to shareholders of record on the same date.

3.   CAPITAL SHARES

     At December 31, 1995, there were 25,000,000 shares of the Company's common stock authorized, at $0.10 par value. Of this amount, 8,000,000 were classified as shares of the Fund; 12,000,000 were classified as shares of RCM Growth Equity Fund; 4,500,000 were classified as shares of RCM International Growth Equity Fund A; and 500,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                          CAPITAL SHARE TRANSACTIONS

                                                        Year ended December 31, 1995
                                                        ----------------------------
                                                          Shares          Amount
                                                        ----------     -------------
    Shares sold                                            556,071     $  75,194,368
    Shares issued in connection with reinvestment
       of distributions                                    351,319        46,437,296
    Shares repurchased                                  (1,578,603)     (208,960,971)
                                                        ----------     -------------
    Net decrease                                          (671,213)    $ (87,329,307)
                                                        ----------     -------------
                                                        ----------     -------------

                                                        Year ended December 31, 1994
                                                        ----------------------------
                                                          Shares          Amount
                                                        ----------     -------------
    Shares sold                                            139,742     $  16,375,155
    Shares issued in connection with reinvestment
       of distributions                                    277,252        30,525,490
    Shares repurchased                                  (2,021,972)     (242,438,577)
                                                        ----------     -------------
    Net decrease                                        (1,604,978)    $(195,537,932)
                                                        ----------     -------------
                                                        ----------     -------------

     At December 31, 1995 one affiliated shareholder held 19% of the outstanding shares of the Fund.

                               RCM SMALL CAP FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


4.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales proceeds of investment securities by the Fund, excluding short-term securities, aggregated $345,137,519 and $472,158,658, respectively, for the year ended December 31, 1995.

5.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     RCM Capital Management, a California Limited Partnership ("RCM") is the Fund's investment manager. RCM manages the Fund's investments, provides various administrative services, and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Fund pays investment management fees quarterly to RCM at a rate of 1/4 of 1% (approximately 1% on an annual basis) of the average net assets of the Fund during the preceding quarter. For the year ended December 31, 1995, the Fund recorded investment management fees aggregated $4,385,825.

     The RCM Capital Management Profit Sharing Plan ("the Plan"), participation in which is limited to officers and employees of RCM, owned 18,425 shares of the Fund on December 31, 1995. Certain officers and directors of the Company are beneficiaries of the Plan and have vested rights in its assets.

     In December 1995, RCM entered into an Agreement of Purchase and Sale pursuant to which RCM will become a wholly owned subsidiary of Dresdner Bank AG, an international banking organization with headquarters in Frankfurt, Germany. It is expected that the day-to-day operations of RCM will not be affected and that the individuals who are primarily responsible for the management of the Fund"s portfolio will remain the same. The closing of the transaction is subject to a number of contingencies, including the receipt of certain regulatory approvals. The transaction is currently expected to close in mid-1996. Because the transaction will constitute an "assignment" of the Fund"s management agreement with RCM under the Investment Company Act of 1940, and thus a termination of such management agreement, the Fund will seek prior approval of a new management agreement from the Fund"s Board of Directors and shareholders prior to the closing of the transaction. The terms of the new management agreement are expected to be substantially the same as those of the current management agreement.